                                                              EXHIBIT 99.(J).(1)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No.16 to the registration statement on Form N-1A ("Registration Statement") of our report dated May 24, 2002, relating to the financial statements and financial highlights which appears in the April 30, 2002 Annual Report to Shareholders of the iShares Dow Jones Series and the iShares Cohen & Steers Realty Majors Index Fund, each a series of iShares Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP

San Francisco, CA
July 24, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 16 to the registration statement on Form N-1A ("Registration Statement") of our report dated April 26, 2002, relating to the financial statements and financial highlights which appears in the March 31, 2002 Annual Report to Shareholders of the iShares Nasdaq Biotechnology Index Fund, a series of iShares Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP

San Francisco, CA
July 24, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No.16 to the registration statement on Form N-1A ("Registration Statement") of our reports dated April 26, 2002, relating to the financial statements and financial highlights which appears in the March 31, 2002 Annual Report to Shareholders of the iShares S&P Series and the iShares Russell Series, each a series of iShares Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP

San Francisco, CA
July 24, 2002

                                       3